UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9,2008


                        LOCATEPLUS HOLDINGS CORPORATION
                          (Exact name of registrant as

                           specified in its charter)

                                   000-49957
                            (Commission File Number)

                  DELAWARE                           04-3332304
      (State or other jurisdiction                (I.R.S. Employer
            of incorporation)                     Identification No.)

                         100 CUMMINGS CENTER, SUITE 235M
                                BEVERLY, MA 01915
             (Address of principal executive offices, with zip code)

                                 (978) 921-2727
                        (Registrant's telephone number,
                              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company announced that at a meeting of the Board of Directors held on October 2, 2008, the Board voted to increase the size of the Board to nine members and authorized its CEO to offer the new Board seats to Christian Williamson and Richard Pyle to serve a one year term. On October 7, 2008, Messrs Williamson and Pyle both accepted their appointment to the Board.


Mr. Williamson is currently Vice President of Global Market Strategies at Danaher Corporation, a $10 Billion industrial conglomerate which operates within multiple platforms including water treatment. Mr. Williamson joined Trojan in 2001 through the acquisition of Advanced UV Solutions and was promoted to Vice-President, Global Market Strategies in January 2008 - Executive Team Member. Prior to that, Mr. Williamson was Managing Director, Environmental Contaminant Treatment since 2001. Prior to that Mr. Williamson was Managing Partner for Advanced UV Solutions, LLP, a "spin-off" of the consulting firm Hydro Geo Chem, Inc. The main goal of AUVS was to liquidate the asset for Hydro Geo Chem through the sale of the AUVS Company. Mr. Williamson holds a B.S. in Engineering Mathematics and a Doctorate in Hydrology with an emphasis in Systems Engineering from The University of Arizona.


Mr. Pyle is currently a commercial real estate investor and has held Executive or Management positions over the past thirty years at companies such as Spencer Products, Inc, AMG Industries and Procter and Gamble. Mr. Pyle is also a former Professor of Management of The University of Massachusetts. In addition to his extensive career, Mr. Pyle currently sits or has sat on the Board of organizations such as The Salvation Army, Becker College, and The Boys and Girls Club. Mr. Pyle currently holds a PhD in Business from the University of Massachusetts and an MBA from The University of Michigan.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATEPLUS HOLDINGS CORPORATION

By /s/ James C. Fields

James C. Fields
President and CEO
Date: October 9, 2008